                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported):June 27, 1997 (January 6, 1997)
                                                 ------------------------------

                            SPIEKER PROPERTIES, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               CALIFORNIA                  33-98372-01          94-3188774
     -------------------------------     --------------     -------------------
     (State or other jurisdiction of     (Commission           (IRS Employer
     incorporation or organization)       File Number)      Identification No.)


    2180 SAND HILL ROAD, MENLO PARK, CA                            94025
-------------------------------------------                     ----------
 (Address of principal executive offices)                       (Zip code)


                                 (415) 854-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            SPIEKER PROPERTIES, L.P.
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

ITEM 5.    OTHER EVENTS

The following operating properties were acquired by Spieker Properties, L.P. from unrelated parties between January 1, 1997, and June 27, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" and collectively with Spieker Properties, Inc. referred to as the "Company"):

AUDITED PROPERTY ACQUISITIONS

Mission West Portfolio, a 619,935 square foot office and industrial portfolio located in San Diego, Carlsbad and Riverside, California, was acquired on January 22, 1997, for $44.8 million.

Emeryville Portfolio, a 946,385 square foot office and industrial portfolio located in Emeryville, California, was acquired on January 28, 1997, for $125.4 million.

1740 Technology Drive, a 196,444 square foot office building located in San Jose, California, was acquired on March 4, 1997, for $31.3 million.

Metro Plaza, a 414,737 square foot three-building office complex located in San Jose, California, was acquired on March 5, 1997, for $73.9 million.

Pasadena Portfolio, which consists of two office buildings totaling 352,441 square feet located in Pasadena, California, was acquired on April 10, 1997, for $68.3 million.

UNAUDITED PROPERTY ACQUISITIONS

Southcenter West Business Park, a 286,921 square foot industrial project located in Tukwila, Washington, was acquired on January 13, 1997, for $6.3 million.

Brea Park Center, a 141,837 square foot two-building office project located in Brea, California, was acquired on January 31, 1997, for $10.8 million.

555 Twin Dolphin Plaza, a 198,941 square foot office building located in Redwood Shores, California, was acquired on February 11, 1997, for $41.0 million.

North Creek Parkway Centre, a 204,871 square foot six-building office project located in Bothell, Washington, was acquired on February 14, 1997, for $22.6 million.

Riverside Centre, a 98,434 square foot office building located in Portland, Oregon, was acquired on February 21, 1997, for $9.3 million.

Fountaingrove, a 160,808 square foot three-building office complex located in Santa Rosa, California, was acquired on March 31, 1997, for $16.1 million.

Point West Corporate Center, a 145,184 square foot office building located in Sacramento, California was acquired on May 1, 1997, for $17.2 million.

Sierra Point, a 99,150 square foot office building located in Brisbane, California, was acquired on May 6, 1997, for $10.3 million.

Brea Corporate Plaza, a 119,406 square foot three-building office complex located in Brea, California, was acquired on May 14, 1997, for $10.8 million.

McKesson Building, a 150,951 square foot office building located in Pasadena, California, was acquired on June 3, 1997, for $19.1 million.

Coral Tree Commerce Center, a four-building industrial project totaling 130,866 square feet located in Vista, California, was acquired on June 16, 1997, for $8.4 million.

Progress Industrial Park, a 123,275 square foot two-building industrial project located in Vista, California, was acquired on June 16, 1997, for $7.5 million.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

ACQUISITIONS - GENERAL

The properties were acquired using funds from an offering of 11,500,000 shares of Common Stock in January 1997, which raised net proceeds of approximately $375 million, $14 million from borrowings on the Company's unsecured revolving line of credit and proceeds of $78.4 million from the disposition of certain retail properties.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on industrial and suburban office property in California and the Pacific Northwest. In assessing the properties acquired, the Company considered current operations, including occupancy levels, rental rates, expenses and ongoing capital requirements. Further, the Company's management considered the rental market for the type and location of the acquired property and, where applicable, the cost of building improvements.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited and unaudited historical and pro forma financial information concerning these properties is provided in
Item 7 of this Current Report on Form 8-K.

In aggregate, the Company has acquired seventeen properties totaling 4.4 million square feet of rentable space during the period from January 1, 1997, to June 27, 1997, for $523.1 million. The financial statements for Metro Plaza and the Pasadena Portfolio for the year ended December 31, 1996 have been audited whereas the financial statements for the three months ended March 31, 1997, have not been audited. The financial statements for the remaining properties listed above have not been audited.

The combined financial statements of the Three Property Transactions, which consist of the Emeryville Portfolio, the Mission West Portfolio and 1740 Technology Drive, for the year ended December 31, 1995, have been audited, whereas the financial statements for the nine months ended September 30, 1996 have not been audited. Such financial statements were previously included in the Company's prospectus supplement financial statements dated January 21, 1997, and have also been included herein.

DISPOSITIONS

The following retail properties were disposed of by Spieker Properties, L.P. to unrelated parties between January 1, 1997, and June 27, 1997:

Totem Hill, a 25,250 square foot shopping center located in Kirkland, Washington, was disposed of on January 6, 1997, for $4.1 million.

South Point Plaza, a 188,945 square foot shopping center located in Everett, Washington, was disposed of on April 9, 1997, for $14.6 million.

Woodside Central Plaza, a 80,598 square foot shopping center located in Redwood City, California, was disposed of on April 9, 1997, for $12.0 million.

West Park Plaza, a 88,136 square foot shopping center located in San Jose, California, was disposed of on April 9, 1997, for $10.1 million.

Walker Center, a 89,624 square foot shopping center located in Beaverton, Oregon, was disposed of on April 9, 1997, for $10.0 million.

Arbor Faire, a 199,986 square foot shopping center located in Fresno, California, was disposed of on April 9, 1997, for $18.5 million.

Broadway Faire, a 60,383 square foot shopping center located in Fresno, California, was disposed of on April 9, 1997, for $9.1 million.

The Company disposed of seven properties totaling 0.7 million square feet of net rentable space during the period from January 1, 1997, to June 27, 1997, for $78.4 million.

As of the date hereof, the Company owns 25.3 million square feet of properties, consisting of 10.1 million square feet of office properties, 14.6 million square feet of industrial properties and 0.6 million square feet of retail properties.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  (i)   Statements of Revenues and Certain Expenses for the Pasadena
               Portfolio

               Report of Independent Public Accountants
               Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996
               Notes to Statements of Revenues and Certain Expenses for the
                  three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996

         (ii)  Statements of Revenues and Certain Expenses for Metro Plaza

               Report of Independent Public Accountants
               Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996
               Notes to Statements of Revenues and Certain Expenses for the
                  three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996

         (iii) Combined Statements of Revenues and Certain Expenses for the Three Property Transactions
               Report of Independent Public Accountants
               Combined Statements of Revenues and Certain Expenses for the
                 nine months ended September 30, 1996, (unaudited) and for the year ended December 31, 1995
               Notes to Combined Statements of Revenues and Certain Expenses for
                  the nine months ended September 30, 1996, (unaudited) and for the year ended December 31, 1995

         (iv) Combined Statements of Revenues and Certain Expenses for the 1997 Acquisitions

               Unaudited Combined Statements of Revenues and Certain Expenses
                  for the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and for the year ended December 31, 1996
               Notes to Unaudited Combined Statements of Revenues and Certain
                  Expenses for the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and for the year ended December 31, 1996

    (b)        Pro Forma Financial Information

               Pro Forma Condensed Consolidated Balance Sheet as of
                 March 31, 1997
               ProForma Condensed Consolidated Statements of Operations for the
                  three months ended March 31, 1997, and for the year ended December 31, 1996
               Notes and adjustments to Pro Forma Condensed Consolidated
                  Financial Statements

    (c)        Exhibits

               None

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the General Partner of Spieker Properties, L.P.:

         We have audited the accompanying statement of revenue and certain expenses of the Pasadena Portfolio, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Spieker Properties, L.P. (the "Company"). Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

         The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the revenues and expenses of the Pasadena Portfolio.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Pasadena Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
April 29, 1997

                            SPIEKER PROPERTIES, L.P.

               STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE
    PASADENA PORTFOLIO FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                        Three Months Ended     Year Ended
                                           March 31, 1997   December 31, 1996
                                           --------------   -----------------
                                            (unaudited)
RENTAL REVENUE                                   $2,366          $9,526

CERTAIN EXPENSES:

   Rental expenses                                  588           2,283
   Real estate taxes                                170             677
                                                 ------          ------
                                                    758           2,960
                                                 ------          ------
REVENUES IN EXCESS OF CERTAIN EXPENSES           $1,608          $6,566
                                                 ======          ======




        The accompanying notes are an integral part of these statements.

                            SPIEKER PROPERTIES, L.P.

          NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE PASADENA PORTFOLIO FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     PROPERTIES ACQUIRED

     The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the Pasadena Portfolio (the "Properties") acquired by Spieker Properties, L.P. (the "Company") on April 10, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

              Property Name                      Location
              -------------                      --------
              Pasadena Financial                 Pasadena, California
              Century Square                     Pasadena, California

     BASIS OF PRESENTATION

     The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     The financial information presented for the three months ended March 31, 1997, is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     REVENUE RECOGNITION

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.   LEASING ACTIVITY:

     The minimum future rental revenues from leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

       YEAR                                                AMOUNT
       ----                                                ------
       1997 (nine months)                                  $ 6,011
       1998                                                  7,619
       1999                                                  7,397
       2000                                                  7,014
       2001                                                  6,292
       2002                                                  6,142
       Thereafter                                           43,615
                                                           -------
                                                           $84,090
                                                           =======

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $51 for the three months ended March 31, 1997 (unaudited) and $116 for the year ended December 31, 1996. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the General Partner of Spieker Properties, L.P.:

         We have audited the accompanying statement of revenue and certain expenses of Metro Plaza, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Spieker Properties, L.P. (the "Company"). Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

         The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the revenues and expenses of Metro Plaza.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Metro Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                          ARTHUR ANDERSEN LLP

San Francisco, California
April 29, 1997

                            SPIEKER PROPERTIES, L.P.

                 STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
        METRO PLAZA FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                         Three Months Ended      Year Ended
                                           March 31, 1997    December 31, 1996
                                           --------------    -----------------
                                            (unaudited)
RENTAL REVENUE                                  $2,112             $7,484

CERTAIN EXPENSES:

   Rental expenses                                 554              2,432
   Real estate taxes                                80                400
                                                ------             ------
                                                   634              2,832
                                                ------             ------
REVENUES IN EXCESS OF CERTAIN EXPENSES          $1,478             $4,652
                                                ======             ======





        The accompanying notes are an integral part of these statements.

                            SPIEKER PROPERTIES, L.P.

             NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
        METRO PLAZA FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     PROPERTIES ACQUIRED

     The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of Metro Plaza (the "Property") located in San Jose, California acquired by Spieker Properties, L.P. (the "Company") on March 5, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

     BASIS OF PRESENTATION

     The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

     The financial information presented for the three months ended March 31, 1997 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Property.

     REVENUE RECOGNITION

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.   LEASING ACTIVITY:

     The minimum future rental revenues from leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

       YEAR                                               AMOUNT
       ----                                               ------
       1997 (nine months)                                 $ 5,246
       1998                                                 5,706
       1999                                                 4,385
       2000                                                 3,549
       2001                                                 2,948
       Thereafter                                           8,496
                                                          -------
                                                          $30,330
                                                          =======

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $256 for the three months ended March 31, 1997 (unaudited) and $1,135 for the year ended December 31, 1996. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the General Partner of Spieker Properties, L.P.:

     We have audited the accompanying combined statement of revenues and certain expenses of the Three Property Transactions, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of management of Spieker Properties, L.P. (the "Company"). Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

     The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the combined revenues and expenses of the Three Property Transactions.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Three Property Transactions for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                         ARTHUR ANDERSEN LLP

San Francisco, California
December 20, 1996

                            SPIEKER PROPERTIES, L.P.

            COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY TRANSACTIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)



                                              Nine Months Ended     Year Ended
                                             September 30, 1996  December 31, 1995
                                             ------------------  -----------------
                                                 (unaudited)

RENTAL REVENUES                                     $23,928          $31,530

CERTAIN EXPENSES:
    Rental expenses                                   5,713            7,928
    Real estate taxes                                 1,178            1,575
                                                    -------          -------
                                                      6,891            9,503
                                                    -------          -------
REVENUES IN EXCESS OF CERTAIN EXPENSES              $17,037          $22,027
                                                    =======          =======





    The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, L.P.

        NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY TRANSACTIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     PROPERTIES ACQUIRED

     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the operations of three properties (the "Properties") acquired by the Company during the first quarter of 1997 (the "Three Property Transactions"). Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").


     PROPERTY NAME                   LOCATION
     -------------                   --------
     Emeryville Portfolio            Emeryville, California
     Mission West Portfolio          San Diego, California
     1740 Technology Drive           San Jose, California

     BASIS OF PRESENTATION

     The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     The financial information presented for the nine months ended September 30, 1996 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     The financial information for the Mission West Portfolio is for the nine months ended August 31, 1996 (unaudited) and the year ended November 30, 1995. In the opinion of management, the fiscal year basis financial information of the Mission West Portfolio is not materially different than the calendar year basis financial information.

     REVENUE RECOGNITION

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the term of the leases.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.   LEASING ACTIVITY:

     The minimum future rental revenues due under noncancelable operating leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

      YEAR                                              AMOUNT
      ----                                              ------
      1996 (three months)                             $  6,293
      1997                                              21,136
      1998                                              16,007
      1999                                               9,473
      2000                                               4,831
      2001                                                 217
      Thereafter                                         7,784
                                                      --------
                                                      $ 65,741
                                                      ========

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $418 for the nine months ended September 30,1996, (unaudited) and $584 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, L.P.

         UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                     MARCH 31, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                        January 1, 1997, to
                                        the earlier of March
                                            31, 1997, or         Year Ended
                                         Date of Acquisition  December 31, 1996
                                         -------------------  -----------------
RENTAL REVENUES                                   $ 4,668          $25,049

CERTAIN EXPENSES
    Rental expenses                                 1,049            6,261
    Real estate taxes                                 317            1,661
                                                  -------          -------
                                                    1,366            7,922
                                                  -------          -------
RENTAL REVENUE IN EXCESS OF CERTAIN EXPENSES      $ 3,302          $17,127
                                                  =======          =======



              The accompanying notes are an integral part of these
                        unaudited, combined statements.

                            SPIEKER PROPERTIES, L.P.
     NOTES TO UNAUDITED COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                     MARCH 31, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     PROPERTIES ACQUIRED

     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of the properties (the "Properties") acquired by Spieker Properties, L.P. during the period from January 1, 1997, to June 27, 1997 (the "1997 Property Acquisitions"). Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

      PROPERTY NAME                                        LOCATION
      -------------                                        --------
      Southcenter West Business Park                       Tukwila, WA
      Brea Park Center                                     Brea, CA
      555 Twin Dolphin Plaza                               Redwood Shores, CA
      North Creek Parkway Centre                           Bothell, WA
      Riverside Centre                                     Portland, OR
      Fountaingrove                                        Santa Rosa, CA
      Point West Corporate Center                          Sacramento, CA
      Sierra Point                                         Brisbane, CA
      Brea Corporate Plaza                                 Brea, CA
      McKesson Building                                    Pasadena, CA
      Coral Tree Commerce Center                           Vista, CA
      Progress Industrial Park                             Vista, CA

     BASIS OF PRESENTATION

     The accompanying combined statements of revenue and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     REVENUE RECOGNITION

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


2.   LEASING ACTIVITY:

     The minimum future rental revenues, due under noncancelable operating leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

     Year                                Amounts
     ----                                -------
     1997 (nine months)                  $ 17,082
     1998                                  21,116
     1999                                  17,584
     2000                                  12,826
     2001                                   9,204
     Thereafter                             6,219
                                         --------
     Total                               $ 84,031
                                         ========


     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $181 for the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and $1,025 for the year ended December 31, 1996. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, L.P.

                         PRO FORMA FINANCIAL INFORMATION


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1997 reflects the incremental effect of the acquired properties and disposed properties (collectively, the "Acquired Properties and Disposed Properties") described in Item 5 as if such transactions occurring after March 31, 1997 had all occurred on March 31, 1997. The accompanying unaudited, pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 reflect (i) the incremental effect of the Acquired Properties and Disposed Properties described in Item 5; (ii) the incremental effect of the acquisition of 4.7 million net rentable square feet of property and two mortgages during 1996 and (iii) certain other adjustments as if such transactions and adjustments had all occurred on January 1, 1996.

These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties and Disposed Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                            SPIEKER PROPERTIES, L.P.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                      Acquired          Property
                                   Historical(a)    Properties(b)     Dispositions(c)      Pro Forma
                                   -------------    -------------     ---------------      ---------
ASSETS
Investment in real estate, net      $ 1,727,512       $   141,538       $   (61,123)      $ 1,807,927
Cash and cash equivalents                52,825          (122,334)           74,247             4,738
Deferred financing and leasing
  costs, net                             16,676                --                --            16,676
Other assets                             21,636                --                --            21,636
                                    -----------       -----------       -----------       -----------
    Total assets                    $ 1,818,649       $    19,204       $    13,124       $ 1,850,977
                                    ===========       ===========       ===========       ===========
LIABILITIES
Mortgage loans                      $    89,979       $     5,204       $        --       $    95,183
Unsecured line of credit                     --            14,000                --            14,000
Unsecured notes                         635,000                --                --           635,000
Other liabilities                        85,745                --                --            85,745
                                    -----------       -----------       -----------       -----------
    Total liabilities                   810,724            19,204                --           829,928
                                    -----------       -----------       -----------       -----------
MINORITY INTEREST                        (1,254)               --                --            (1,254)
                                    -----------       -----------       -----------       -----------
PARTNERS' CAPITAL                     1,009,179                --            13,124         1,022,303
                                    -----------       -----------       -----------       -----------
                                    $ 1,818,649       $    19,204       $    13,124       $ 1,850,977
                                    ===========       ===========       ===========       ===========






    The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                  1997
                                                                 Acquired      Property        Other
                                               Historical(a)   Properties(e) Dispositions(f) Adjustments    Pro Forma
                                               -------------   ------------- --------------- -----------    ---------
REVENUES
  Rental income                                   $ 64,461       $ 11,882      $ (2,364)      $     --       $ 73,979
  Interest and other income                          1,956             --            --             --          1,956
                                                  --------       --------      --------       --------       --------
  Total revenue                                     66,417         11,882        (2,364)            --         75,935
                                                  --------       --------      --------       --------       --------
OPERATING EXPENSES
  Rental expenses                                   11,672          2,763          (312)            --         14,123
  Real estate taxes                                  5,254            764          (194)            --          5,824
  Interest expense, including amortization
    of finance costs                                12,013             --            --            557(g)      12,570
  Depreciation and amortization                     10,599          1,572            --             --         12,171
  General and administrative and other expenses      3,067             --            --             --          3,067
                                                  --------       --------      --------       --------       --------
      Total operating expenses                      42,605          5,099          (506)           557         47,755
                                                  --------       --------      --------       --------       --------
Income from operations before disposition of
    property and minority interests                 23,812          6,783        (1,858)          (557)        28,180
                                                  --------       --------      --------       --------       --------

GAIN ON DISPOSITION OF PROPERTY                      1,489             --        (1,489)            --             --
                                                  --------       --------      --------       --------       --------
Income from operations before minority interests    25,301          6,783        (3,347)          (557)        28,180
                                                  --------       --------      --------       --------       --------
Minority interests share in net income                  (4)            --            --                            (4)
                                                  --------       --------      --------       --------       --------
Net income                                        $ 25,297       $  6,783      $ (3,347)      $   (557)      $ 28,176
                                                  ========       ========      ========       ========       ========

Net income per operating partnership unit         $    .48                                                   $    .50
                                                  ========                                                   ========

Weighted average operating partnership units
  outstanding                                   52,558,468                                                 56,337,287
                                                ==========                                                 ==========




    The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                  1996 Acquired       1997
                                                  Properties and    Acquired      Property         Other
                                   Historical(a)   Mortgages(d)   Properties(e) Dispositions(f)  Adjustments       Pro Forma
                                   -------------   ------------   ------------- ---------------  -----------       ---------
REVENUES
  Rental income                      $ 196,471       $  27,526      $  73,963      $ (15,276)      $      --       $ 282,684
  Interest and other income              4,228              90             --             --              --           4,318
                                     ---------       ---------      ---------      ---------       ---------       ---------
    Total Revenues                     200,699          27,616         73,963        (15,276)             --         287,002
                                     ---------       ---------      ---------      ---------       ---------       ---------

OPERATING EXPENSES
  Rental expenses                       34,690           7,216         18,594         (1,441)             --          59,059
  Real estate taxes                     15,510           2,188          4,309         (1,261)             --          20,746
  Interest expense                      37,235              --             --             --          15,140(g)       52,375
  Depreciation and
    amortization                        37,385           3,723         10,433         (2,306)             --          49,235
  General and administrative
    and other expenses                  10,115              --             --             --              --          10,115
                                     ---------       ---------      ---------      ---------       ---------       ---------
    Total operating expenses           134,935          13,127         33,336         (5,008)         15,140         191,530
                                     ---------       ---------      ---------      ---------       ---------       ---------
Income from operations before
  disposition or property and
  minority interests                    65,764          14,489         40,627        (10,268)        (15,140)         95,472
                                     ---------       ---------      ---------      ---------       ---------       ---------

GAIN ON DISPOSITION OF
  PROPERTY                               8,350              --             --         (8,350)             --              --
                                     ---------       ---------      ---------      ---------       ---------       ---------
  Income from operations before
    minority interest                   74,114          14,489         40,627        (18,618)        (15,140)         95,472
                                     ---------       ---------      ---------      ---------       ---------       ---------

Minority interests share of
  net income                               (23)             --             --             --              --             (23)
                                     ---------       ---------      ---------      ---------       ---------       ---------
Net income                           $  74,091       $  14,489      $  40,627      $ (18,618)      $ (15,140)      $  95,449
                                     =========       =========      =========      =========       =========       =========
 Net income per operating
   partnership unit                  $    1.74                                                                     $    1.69
                                     =========                                                                     =========
 Weighted average operating
   partnership units outstanding    42,460,471                                                                    56,337,287
                                    ==========                                                                    ==========


    The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        (UNAUDITED, DOLLARS IN THOUSANDS)


(a) Reflects historical consolidated balance sheet of the Company as of March 31, 1997, and the historical consolidated statements of operations for the three months ended March 31, 1997, and for the year ended December 31, 1996.

(b) Reflects the acquisition of 1.1 million square feet of net rentable property subsequent to March 31, 1997, at an aggregate acquisition cost of $141,538, including acquisition costs. The acquisitions were funded with cash on hand, net proceeds from the sale of Common Stock and property dispositions, borrowings on the unsecured line of credit and an assumption of a mortgage.

          Property                       Acquisition Date                 Cost
          --------                       ----------------                 ----
   Pasadena Portfolio                    April 10, 1997              $  68,264
   Point West Corporate Center           May 1, 1997                    17,246
   Sierra Point                          May 6, 1997                    10,274
   Brea Corporate Plaza                  May 14, 1997                   10,762
   McKesson Building                     June 3, 1997                   19,075
   Coral Tree Commerce Park              June 16, 1997                   8,460
   Progress Industrial Park              June 16, 1997                   7,457
                                                                     ---------
                                                                     $ 141,538
                                                                     =========


(c)   Reflects the disposition of six properties subsequent to March 31, 1997:

   Property                                Disposal Price        Cost Basis
   --------                                --------------        ----------
   South Point Plaza                         $  14,619           $  10,946
   Woodside Central Plaza                       11,974              11,392
   West Park Plaza                              10,082               7,954
   Walker Center                                 9,972               6,290
   Arbor Faire                                  18,536              16,345
   Broadway Faire                                9,064               8,196
                                             ---------           ---------
                                             $  74,247           $  61,123
                                             =========           =========


    In connection with the property dispositions, the Company recognized a gain of $1,489.

(d) Reflects the incremental effect on the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.7 million square feet of net rentable property and two investments in mortgages during 1996. Such amounts represent the operations of the acquired properties and interest earned on mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(e) Reflects the incremental effect of the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.4 million square feet of net rentable property during 1997. Such amounts represent the operations of the properties prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(f) Reflects the elimination of the operations of (i) 4 properties sold in 1996 and (ii) 7 properties sold in 1997 included in the historical statements of operations and the elimination of the gain on disposition of the properties.

(g) Reflects an adjustment of historical interest expense to reflect pro forma interest expense which is based upon pro forma debt outstanding as of March 31, 1997, using the actual interest rate for fixed rate debt and assumes an interest rate of 6.95% on the line of credit.

(h) The Company's pro forma taxable income for the 12 month period ended March 31, 1997, is approximately $113,000, which has been calculated as pro forma income from operations before minority interests for the same period of approximately $100,000 plus GAAP depreciation and amortization of approximately $49,000 less tax basis depreciation and amortization and other tax differences of approximately $36,000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPIEKER PROPERTIES, L.P.
                                                (Registrant)


Date:  June 27, 1997                   By:     /s/ Elke Strunka
                                              -----------------
                                              Elke Strunka
                                              Vice President and
                                              Principal Accounting Officer,
                                              Spieker Properties, Inc.